                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Information Statement included as part of this Registration Statement on Form 10.

ARTHUR ANDERSEN LLP

Houston, Texas
September 18, 1998